UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

801 S. Marquette Ave., Minneapolis, MN	55402-2807
(Address of principal executive offices)	(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2022, Deluxe Corporation, a Minnesota corporation (the “Company”), through its subsidiary, Deluxe Small Business Sales, Inc., entered into a Share Sale Agreement (the “Sale Agreement”) with Web.com AUS Holdco Pty Ltd, an Australia corporation (“Purchaser”). Pursuant to the terms and conditions of the Sale Agreement, on the closing date (the “Closing Date”), Purchaser will acquire all of the outstanding shares of Hostopia Australia Holding Co Pty Ltd., a wholly-owned subsidiary of Deluxe Small Business Sales, Inc. With this transaction, the Company will exit its web hosting and related businesses in Australia.

The aggregate purchase price payable to the Company in connection with this transaction is $23 million USD, $22 million of which will be paid on the Closing Date, subject to customary adjustments for changes in net working capital, and $1 million of which will be deferred and paid one year following the Closing Date (subject to set-off rights for customary indemnities by the Company). The closing is subject to customary conditions, including receiving certain Australian regulatory approvals. The Sale Agreement contains customary representations, warranties and covenants of the Company and Purchaser. From the date of the Sale Agreement until the Closing Date, the Company is, with limited exceptions, required to conduct its Australian business in the ordinary course consistent with past practice and to comply with certain covenants regarding the operation of its business. The representations and warranties of the parties contained in the Sale Agreement will terminate and be of no further force and effect as of the Closing Date, except for those covenants that by their terms expressly apply in whole or in part after the closing.

The Sale Agreement provides for certain termination rights of the Company and Purchaser, including termination by the Company or Purchaser if the closing has not been consummated on or before June 30, 2022, provided that this termination right will not be available to any party that fails to perform any material obligation under the Sale Agreement.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Dispostion of Assets.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 8, 2022, the Company issued a press release announcing its entry into the Sale Agreement, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions, expectations or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from those stated, which variations could be material and adverse. Factors that could produce such variations include, but are not limited to, the following: potential continuing negative impacts from pandemic health issues, such as the coronavirus / COVID-19, along with the impact of government restrictions or similar directives on the Company’s business or financial condition; uncertainties related to the Russia-Ukraine dispute; the impact that further deterioration or prolonged softness in the economy may have on demand for the Company’s products and services; the Company’s ability to execute its transformational strategy and to realize the intended benefits; the inherent unreliability of earnings, revenue and cash flow predictions due to numerous factors, many of which are beyond the Company’s control; declining demand for the Company’s checks and check-related products and services and business forms; risks that the Company’s strategies intended to drive sustained revenue and earnings growth, despite the continuing decline in checks and forms, are delayed or unsuccessful; intense competition; continued consolidation of financial institutions and/or additional bank failures, thereby, among other things, reducing the number of potential customers and referral sources; risks related to the Company’s acquisition and integration of First American Payment Systems; risks that future acquisitions will not be consummated; risks that any such acquisitions do not produce the anticipated results or synergies; risks that the Company’s cost reduction initiatives will be delayed or unsuccessful; risks related to any divestitures; performance shortfalls by one or more of the Company’s major suppliers, licensors or service providers; unanticipated delays, costs and expenses in the development and marketing of products and services, including web services and financial technology and treasury management solutions; the failure of such products and services to deliver the expected revenues and other financial targets; risks related to security breaches, computer malware or other cyber-attacks; risks of interruptions to the Company’s website operations or information technology systems; risks of unfavorable outcomes and the costs to defend litigation and other disputes; and the impact of governmental laws, regulations or investigations. These statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from current expectations are contained in the Company’s Form 10-K for the year ended December 31, 2021. Neither the Company nor management undertakes any obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Deluxe Corporation, dated March 8, 2022
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2022

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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